EXHIBIT 10


                        CONSENT OF INDEPENDENT AUDITORS





We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated March 13, 1998, with respect to the financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company), included in this Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, Nos. 333-45727 and 811-08635) and related prospectus for the registration of its group annuity contracts.






                                                 /s/ERNST & YOUNG LLP


Des Moines, Iowa
July 15, 1998